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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  July 3, 2003



                          BOSTON SCIENTIFIC CORPORATION
               (Exact name of registrant as specified in charter)



    DELAWARE                        1-11083                  04-2695240
 (State or other                  (Commission               (IRS employer
 jurisdiction of                  file number)            identification no.)
  incorporation)



      ONE BOSTON SCIENTIFIC PLACE, NATICK, MASSACHUSETTS    01760-1537
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           (Address of principal executive offices)         (Zip code)



       Registrant's telephone number, including area code: (508) 650-8000




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         99.1 Press Release issued by Boston Scientific Corporation dated July 3, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

         On July 3, 2003, Boston Scientific Corporation (the "Company") issued a press release announcing the preliminary, unaudited financial results for the second quarter, as well as estimates for net sales and earnings per share for the third quarter, the fourth quarter and the year. A copy of the release is furnished with this report as an exhibit pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

         The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.












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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BOSTON SCIENTIFIC CORPORATION


Date:   July 3, 2003             By: /s/  Lawrence J. Knopf
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                                    Lawrence J. Knopf
                                    Vice President and Assistant General Counsel





























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